Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K due to personal privacy concerns. Redacted information is indicated by: [***]

Exhibit 10.25

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 23, 2019.

THE COMMON SHARES UNDERLYING THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH COMMON SHARES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE UNTIL 5:00 P.M. (EST) ON JANUARY 22, 2024 (WHICH EXPIRY DATE IS SUBJECT TO ACCELERATION IN ACCORDANCE WITH THE TERMS ATTACHING TO THE WARRANTS) AFTER WHICH TIME THEY WILL EXPIRE AND BE OF NO FURTHER FORCE AND EFFECT OR VALUE.

Certificate FW#-2019-F ◆ dated ◆ (the “Issue Date”), representing ◆ Warrants.

FINDER’S WARRANT CERTIFICATE

PROMIS NEUROSCIENCES INC.

(Incorporated under the laws of Canada)

THIS CERTIFIES that, for value received:

[FINDER]

[ADDRESS]

(hereinafter referred to as the “Holder”)

is the registered holder of that number of warrants (the “Warrants”) of ProMis Neurosciences Inc. (the “Issuer”) set forth above.

Underlying Securities and Exercise Terms

Each Warrant entitles the Holder to purchase one common share (each a “Common Share”) of the Issuer, as constituted on January 22, 2019, at a price of CAD$0.48 per Common Share until 5:00 pm (EST) on January 22, 2024 (the “Expiry Date”). The Expiry Date may be accelerated by the Issuer at any time following the four-month anniversary of the issue date of the Warrants and prior to the Expiry Date if the twenty-day volume-weighted average trading price (“20 day VWAP”) of the Shares on the TSX, and/or such other exchange on which the Common Shares may be listed, is greater than $1.00, or the Issuer enters into a partnering deal within 18 months of closing of the private placement pursuant to which this Warrant was issued to the Holder with minimum proceeds of US$5 million and the 20 day VWAP is greater than $0.48 at any time following the announcement of such a partnering deal. The Company may accelerate the expiry date of the Warrants by issuing a press release announcing the reduced warrant term whereupon the Warrants will expire on a day that is not less than 30 calendar day after the date of such press release.

The Warrants and Common Shares are collectively referred to herein as the “Securities”.

Warrant Exercise Procedure

The Warrants may be exercised at any time prior to the expiry of the Warrants by surrendering to the Issuer at its head office, at Suite 200, 1920 Yonge Street, Toronto, Ontario, M4S 3E2:

(a)	this Warrant Certificate;

(b)	the Subscription Form attached as Schedule “A” hereto, duly completed and executed; and

(c)	a cheque, bank draft or money order made payable to the Issuer in the aggregate amount of the exercise price,

or such other office or agency of the Issuer as it may designate by notice in writing delivered to the Holder at the Holder’s address stated above. Upon the due exercise of the Warrants, the Issuer shall issue or cause to be issued the requisite number of Shares to be issued to the Holder pursuant to said exercise, registered in the name of the Holder or such other person as may be specified in the Subscription Form, and each such person shall be deemed the holder of such Shares with effect from the date of such exercise. If Shares are to be issued to a person other than the Holder, the Holder’s signature on the Subscription Form must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of the TSX. The Issuer will cause the certificates representing such Shares to be mailed to the Holder at the Holder’s address stated above or such other address(es) as may be specified in the Subscription Form, within five business days of the exercise of the Warrants.

Upon the due exercise of a Warrant, the Warrant shall be deemed tendered for purposes thereof by the Holder without further notice or action by the Holder, and all rights under such Warrant, other than the right to receive certificates representing the Shares to which the Holder is entitled on such exercise, shall wholly cease and terminate and such Warrants shall be void and of no further effect or value.

Partial Exercise, Exchange and Replacement of Certificates

The Warrants represented by this Warrant Certificate may be exercised in whole or in part from time to time. If the Warrants are exercised in part, the Issuer shall deliver, with the Shares issued pursuant to such exercise, a new Warrant Certificate representing the balance of the Warrants remaining unexercised.

This Warrant Certificate may be exchanged, upon its surrender to the Issuer and payment of such administration fee, not exceeding $10.00, as the Issuer may require, for new Warrant Certificates of like tenor in denominations which in the aggregate represent the number of Warrants represented hereby.

If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Issuer may on such reasonable terms as it may in its discretion impose, including but not limited to the payment of any administration fee, not exceeding $10.00, and the provision of any indemnity by the Holder, issue and countersign a new Warrant Certificate of like tenor, denomination and date as the Warrant Certificate so lost, stolen, mutilated or destroyed.

All Warrants shall rank pari passu, notwithstanding the actual date of issue thereof.

Covenants

The Issuer covenants and agrees that so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided for and such Common Shares shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Issuer or to its creditors in respect thereof.

The Issuer shall use all reasonable commercial efforts to preserve and maintain its corporate existence and to ensure that the Common Shares outstanding or issuable from time to time upon the exercise of the Warrants are listed and posted for trading on the TSX (or such other exchange on which the Common Shares may be listed), provided that this clause shall not be construed as limiting or restricting the Issuer from completing a consolidation, amalgamation, arrangement, takeover bid or merger that would result in the Common Shares ceasing to be listed and posted for trading on the TSX (or such other exchange on which the Common Shares may be listed), so long as the holders of Common Shares receive securities of an entity which is listed on a stock exchange in Canada, or cash, or the holders of the Common Shares have approved the transaction in accordance with the requirements of applicable corporate and securities laws and the policies of the TSX (or such other exchange on which the Common Shares may be listed). In addition, the Issuer shall make all requisite filings under applicable securities legislation necessary to remain a reporting issuer not in default.

If the issuance of the Common Shares upon the exercise of the Warrants requires any filing or registration with or approval of any securities regulatory authority or other governmental authority or compliance with any other requirement under any law before such Common Shares may be validly issued (other than the filing of a prospectus or similar disclosure document), the Issuer agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

Transfer of Warrants

The Warrants are non-transferable.

Holding of Warrants

The Issuer may treat the Holder as the absolute owner of the Warrants represented hereby for all purposes, and the Issuer shall not be affected by any notice or knowledge to the contrary except where the Issuer is required to take notice by statute or by order of a court of competent jurisdiction.

Nothing in this Warrant Certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Issuer or entitle the Holder to any right or interest in respect of any Shares except as herein expressly provided.

Resale Restrictions and Legending Of Certificates

The Warrants have been, and the Shares will be, issued pursuant to an exemption (an “Exemption”) from the registration and prospectus requirements of applicable securities law. To the extent that the Issuer relies on such Exemption, the Shares may be subject to restrictions on resale and transferability contained in applicable securities laws.

If any of the Securities are subject to a hold period, or any other restrictions on resale and transferability, the Issuer may place a legend on the certificates representing the Securities as may be required under applicable securities laws, or as it may otherwise deem necessary or advisable.

Any certificate representing Common Shares issued upon the exercise of this Warrant prior to the date which is four months and one day after the Issue Date will bear the following legends:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 23, 2019.

and

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.

Capital Adjustments

Subject to approval of the TSX (or such other exchange on which the Common Shares may be listed), if at any time after the date hereof and prior to the expiry of the Warrants, and provided that any Warrants remain unexercised, there shall be:

(a)	a reclassification of the Common Shares, a change in the Common Shares into other shares or securities, a subdivision or consolidation of the Common Shares into a greater or lesser number of Common Shares, or any other capital reorganization, or

(b)	a consolidation, amalgamation or merger of the Issuer with or into any other corporation other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares or securities,

(any of such events being called a “Capital Reorganization”) any Holders who shall thereafter acquire Shares pursuant to the Warrant shall be entitled to receive, at no additional cost, and shall accept in lieu of the number of Shares to which such Holder was theretofore entitled to acquire upon such exercise, the aggregate number of shares, other securities or other property which such Holder should have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof as the case may be, the Holder had been the registered holder of the number of Shares to which such Holder was theretofore entitled to acquire upon exercise of the Warrants. If determined appropriate by the Issuer acting reasonably, appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the Holder relative to a Capital Reorganization, to the end that the provisions set forth herein shall correspond as nearly as may be reasonably possible to the effect of the Capital Reorganization in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrants.

In case at any time:

(a)	the Issuer shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(b)	the Issuer shall offer for subscription pro rata to the holders of its Common Shares any additional shares or stock of any class or other rights;

(c)	there shall be any subdivision, consolidation, capital reorganization, or reclassification of the capital stock of the Issuer, or merger, amalgamation or arrangement of the Issuer with, or sale of all or substantially all of its assets to, another corporation; or

(d)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer,

the Issuer shall give to the Holder at least twenty days’ prior written notice of the date on which the books of the Issuer shall close or a record shall be established for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, and in the case of any such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, at least twenty days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify, in the case of any such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at its address as shown on the books of the Issuer.

In case the Issuer, after the date hereof, shall take any action affecting any securities of the Issuer, other than as previously set out herein, which in the opinion of the directors would materially affect the rights and interests of the Holder hereunder, the number of Shares or other securities which shall be issuable on the exercise of the Warrants shall be adjusted in such manner, if any, and at such time as the directors, in their sole discretion, may determine to be equitable in the circumstances, provided that no such adjustment will be made unless all necessary regulatory approvals, if any, have been obtained. In the event of any question arising with respect to any adjustment provided for herein, such question shall be conclusively determined by a firm of chartered accountants appointed by the Issuer at its sole discretion (who may be the Issuer’s auditors) and any such determination shall be binding upon the Issuer and the Holder.

No adjustment shall be made in respect of any event described herein if the Holder is entitled to participate in such event on the same terms, without amendment, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event, subject to the written consent of the TSX (or such other exchange on which the Common Shares may be listed). The adjustments provided for herein are cumulative and such adjustments shall be made successively whenever an event referred to herein shall occur, subject to the limitations provided for herein. No adjustment shall be made in the number or kind of Shares or other securities which may be acquired on the exercise of a Warrant unless it would result in a change of at least one-tenth of a Share or other security. Any adjustment which may by reason of this paragraph not be required to be made shall be carried forward and then taken into consideration in any subsequent adjustment.

Notwithstanding any adjustments provided for herein or otherwise, the Issuer shall not be required, upon the exercise of any Warrants, to issue fractional Shares or other securities in satisfaction of its obligations hereunder and, except as provided for herein, any fractions shall be eliminated. To the extent that the Holder would otherwise be entitled to acquire a fraction of a Share or other security, such right may be exercised in respect of such fraction only in combination with other rights which in the aggregate entitle the Holder to acquire a whole number of Shares or other securities. The Holder shall be entitled, upon the elimination of any fraction of a Share or other security, to be paid in cash for the fair market value for the securities so eliminated, always provided that the Issuer shall not be required to make any payment if for less than $10.00.

Representation and Warranty

The Issuer hereby represents and warrants with and to the Holder that the Issuer is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant and the Common Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant represents a valid, legal and binding obligation of the Issuer enforceable in accordance with its terms.

Miscellaneous Provisions

Any delivery or surrender of documents shall be valid and effective if delivered personally or if sent by registered letter postage prepaid, and any notice shall be valid and effective if made in writing and transmitted as aforementioned or if transmitted by facsimile with confirmed receipt, in each case addressed to:

(a)       if to the Issuer,

ProMis Neurosciences Inc.
Suite 200, 1920 Yonge Street
Toronto, Ontario
M4S 3E2

Facsimile: [***]

(b)	if to the Holder, at its address appearing in the register of holders of Warrants maintained by the Issuer,

and such shall be deemed to have been effectively made and received on the date of personal delivery, if delivered; on the fourth business day after the time of mailing or upon actual receipt, whichever is sooner, if sent by registered letter (except the delivery of documents to exercise the Warrants, in which case actual receipt is required); or on the first business day after the time of facsimile transmission, if sent by facsimile. In the case of a disruption in postal services, any delivery or surrender of documents or notice sent by mail shall not be deemed to have been effectively made or received until it is actually delivered. The Issuer and the Holder may from time to time change their address for service hereunder by notice in writing delivered in one of the foregoing manners.

Except as herein provided, any and all of the rights conferred upon the Holder herein may be enforced by the Holder through appropriate legal proceedings. No recourse under or upon any covenant, obligation or agreement herein contained shall be had against any shareholder, officer or director of the Issuer, either directly or through the Issuer, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations of the Issuer and no personal liability whatsoever shall attach to or be incurred by the shareholders, officers or directors of the Issuer in respect thereof. This Warrant Certificate shall be binding upon the Issuer and its successors.

This Warrant shall be governed in accordance with the laws of British Columbia and the laws of Canada applicable therein. The parties hereby attorn to the jurisdiction of the courts of British Columbia in the event of any dispute hereunder. Time shall be of the essence hereof.

The Issuer shall be entitled to rely on delivery of an executed Certificate by electronic means, and acceptance by the Holder of such electronic Certificate (including, without limitation by facsimile or email delivery) shall be legally effective between the Holder and the Issuer in accordance with the terms hereof.

IN WITNESS WHEREOF the Issuer has caused this Finder’s Warrant Certificate to be signed by its duly authorized signatory on the date first written above.

PROMIS NEUROSCIENCES INC.

By:
Authorized Signatory

SCHEDULE “A”

SUBSCRIPTION FORM

TO:	ProMis Neurosciences Inc. Suite 200, 1920 Yonge Street Toronto, Ontario M4S 3E2

Facsimile: [***]

The Undersigned, being the registered holder of the attached Warrant Certificate of the Issuer, does hereby irrevocably exercise ______________of the Warrants evidenced thereby in accordance with the terms thereof, and accordingly hereby irrevocably subscribes for the Shares (as described therein) to be received thereon and irrevocably surrenders the Warrant Certificate to the Issuer for such purpose. The Undersigned hereby irrevocably directs that the Shares to be received by the Undersigned be registered as follows:

Name in Full	Address	No. of Common Shares
1.

2.

3.

IF COMMON SHARES ARE TO BE ISSUED TO A PERSON OR PERSONS OTHER THAN THE UNDERSIGNED REGISTERED HOLDER, THE SIGNATURE OF THE UNDERSIGNED MUST BE MEDALLION GUARANTEED AND IT MUST PAY TO THE ISSUER ALL APPLICABLE TAXES AND OTHER DUTIES.

The Undersigned registered holder hereby represents, warrants and certifies that:

1.	the Undersigned is a resident at the address set forth in this Subscription Form;

2.	the Undersigned acknowledges that the Warrants and Shares (collectively, the “Securities”) have not been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or any applicable State securities laws and may not be offered or sold in the United States or to U.S. Persons without registration under the 1933 Act and any applicable State securities laws, unless an exemption from registration is available; and

3.	the Undersigned has no intention to distribute, either directly or indirectly, any of the Securities in the United States or to U.S. Persons.

DATED the ________day of _______________, 20_____.

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Signature of Witness [Please Note Instruction 2]		Signature of registered holder or Signatory thereof
If applicable, print Name and Office of Signatory
Print Name of Witness		Print Name of registered holder as on certificate
Address of Witness		Street Address
Occupation of Witness		City, Province and Postal Code

INSTRUCTIONS:

1.       The registered holder of a Warrant may exercise its right to convert the Warrant into Shares by completing and surrendering this Subscription Form and the ORIGINAL Warrant Certificate representing the Warrants being converted to the Issuer, together with the aggregate amount of the exercise price for the Shares, as provided for in the Warrant Certificate. Certificates representing the Shares to be acquired on exercise will be sent by prepaid ordinary mail to the address(es) above within five business days after the receipt of all required documentation.

2.       If this Subscription Form indicates that Shares are to be issued to a person or persons other than the registered holder of the Warrant to be converted: (i) the signature of the registered holder on this Subscription Form must be medallion guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange, and (ii) the registered holder must pay to the Issuer all applicable taxes and other duties.

3.       If this Subscription Form is signed by a trustee, executor, administrator, custodian, guardian, attorney, officer of a corporation or any other person acting in a fiduciary or representative capacity, this Subscription Form must be accompanied by evidence of authority to sign satisfactory to the Issuer.